UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2008

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-31161

23-2908305

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices)   (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Arena Pharmaceuticals,” “Arena,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc. and its wholly owned subsidiaries, unless the context otherwise provides.

Item 8.01 Other Events.

On April 8, 2008, we announced that we initiated screening in a Phase 2b clinical trial of APD125 in patients with primary insomnia. APD125 is an oral drug candidate we discovered with the potential to reduce insomnia symptoms and improve sleep maintenance and quality.

The Phase 2b trial of APD125 is a double-blind, randomized, placebo-controlled subjective study evaluating the efficacy and tolerability of APD125 in patients with primary insomnia characterized by difficulty maintaining sleep. The trial, which is expected to enroll a total of approximately 675 male and female patients in about 70 clinical sites in the United States, will evaluate two doses (20 mg and 40 mg) and placebo over 14 nights of treatment. The trial will evaluate standard subjective measurements of sleep, including change from baseline in subjective number of awakenings after sleep onset (sNAASO), which is the primary endpoint.

We also announced that results from the Phase 2b trial of APD125 are expected around year end.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the continued development of APD125; the protocol, design, scope, enrollment and other aspects of the Phase 2b clinical trial of APD125, including the timing of results; the tolerability, side effects, safety profile, efficacy and the commercial and other potential of APD125; and the relevance of indicators of sleep maintenance. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, clinical trials and studies may not proceed at the time or in the manner we expect or at all, the results of clinical trials or preclinical studies may not be predictive of future results, our ability to partner lorcaserin, APD125, APD791 or other of our compounds or programs, the timing, success and cost of our research, out-licensing endeavors and clinical trials, our ability to obtain additional financing, our ability to obtain and defend our patents, the timing and receipt of payments and fees, if any, from our collaborators, and our ability to redeem with common stock any outstanding shares of our series B convertible preferred stock. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2008	Arena Pharmaceuticals, Inc.

	By:	/s/ Jack Lief
Jack Lief
President and Chief Executive Officer